UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 20, 2004

NEOMAGIC CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-22009	77-0344424
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Jay Street Santa Clara, California 95054
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:
(408) 988-7020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02               Unregistered Sales of Equity Securities.

On August 20, 2004, NeoMagic Corporation (the “Company”) issued a press release announcing that the Company had entered into a Securities Purchase Agreement dated August 19, 2004 (the “Agreement”), by and between the Company and Satellite Strategic Finance Associates, LLC (the “Investor”).  Pursuant to the Agreement, the Investor purchased 5,000 shares of Series B Preferred Stock (the “Series B Preferred”) for an aggregate purchase price of $5,000,000.  The Series B Preferred is convertible at the option of the Investor into 4,347,826 shares of the Company’s Common Stock, par value $0.001 (the “Common Stock”) at a conversion price of $1.15 per share.

The terms of the Agreement also include the issuance of (i) a warrant to the Investor to purchase 1,000,000 shares of Common Stock at an exercise price of $1.60 per share, exercisable until 90 days after the date that the registration statement to be filed by the Company covering the securities is declared effective by the Securities and Exchange Commission, and (ii) a warrant to purchase 1,608,696 shares of common stock at $1.64 per share, exercisable for five years from date of issuance.

The transactions contemplated in the Agreement closed on August 20, 2004.

Further, the Company has the obligation to file a registration statement for the registration of the shares of Common Stock underlying the Series B Preferred and the warrants pursuant to the terms of a Registration Rights Agreement dated August 19, 2004 (the “Registration Rights Agreement”), between the Company and the Investor.  In the event the shares are not registered in a timely manner in accordance with the requirements under the Registration Rights Agreement, the Company shall pay damages to the Investor of 1.0% per month of the aggregate amount invested.

The foregoing descriptions of the Agreement, the Warrants, the Registration Rights Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Agreement, the form of warrant, the Registration Rights Agreement and the Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock, copies of which are filed as exhibits hereto.

Item 9.01              Financial Statements and Exhibits.

(c.)	Exhibits.

	4.1	Series A Warrant to Satellite Strategic Finance Associates, LLC, dated August 20, 2004.

	4.2	Series B Warrant to Satellite Strategic Finance Associates, LLC, dated August 20, 2004

	4.3	Registration Rights Agreement dated August 19, 2004 by and between the Company and Satellite Strategic Finance Associates, LLC.

4.4	Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock dated August 20, 2004.

10.1	Securities Purchase Agreement dated August 19, 2004 by and between the Company and Satellite Strategic Finance Associates, LLC.

99.1	Press Release dated August 20, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOMAGIC CORPORATION
a Delaware corporation

Dated: August 23, 2004	By:	/s/ SCOTT C. SULLINGER
Scott C. Sullinger
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Series A Warrant to Satellite Strategic Finance Associates, LLC, dated August 20, 2004.

4.2	Series B Warrant to Satellite Strategic Finance Associates, LLC, dated August 20, 2004

4.3	Registration Rights Agreement dated August 19, 2004 by and between the Company and Satellite Strategic Finance Associates, LLC.

4.4	Amended and Restated Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock.

10.1	Securities Purchase Agreement dated August 19, 2004 by and between the Company and Satellite Strategic Finance Associates, LLC.

99.1	Press Release dated August 20, 2004